Supplement dated January 31, 2024
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Large Cap Growth Opportunity Fund	7/1/2023
Effective immediately, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The portfolio manager information under the heading “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Melda Mergen, CFA, CAIA	Senior Portfolio Manager, Managing Director and Global Head of Equities	Co-Portfolio Manager	January 2024
Tiffany Wade	Senior Portfolio Manager	Co-Portfolio Manager	January 2024
Michael Guttag	Associate Portfolio Manager	Co-Portfolio Manager	January 2024
The rest of the section remains the same.
The fourth and fifth paragraph under the heading “Primary Service Provider Contracts - The Investment Manager” in the “More Information About the Fund” section of the Prospectus is hereby deleted.
The portfolio manager information under the heading “Primary Service Provider Contracts - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Portfolio Management	Title	Role with Fund	Managed Fund Since
Melda Mergen, CFA, CAIA	Senior Portfolio Manager, Managing Director and Global Head of Equities	Co-Portfolio Manager	January 2024
Tiffany Wade	Senior Portfolio Manager	Co-Portfolio Manager	January 2024
Michael Guttag	Associate Portfolio Manager	Co-Portfolio Manager	January 2024
Ms. Mergen joined one of the Columbia Management legacy firms or acquired business lines in 1999. Ms. Mergen began her investment career in 1999 and earned a B.A. from Bogazici University and an M.B.A. from the University of Massachusetts at Amherst.
Ms. Wade joined one of the Columbia Management legacy firms or acquired business lines in 2010. Ms. Wade began her investment career in 2008 and earned a B.A. in economics from Brown University.
Mr. Guttag joined the Investment Manager in 2021. Prior to joining the Investment Manager, Mr. Guttag was head of sector strategies and data services at Renaissance Macro Research. Mr. Guttag began his investment career in 2010 and earned degrees in finance and American history from Syracuse University, Martin J. Whitman School of Management.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP186_02_008_(01/24)